EXHIBIT 10.96 STATE OF VERMONT PUBLIC SERVICE BOARD
Docket No. 7321 Tariff filing of Central Vermont Public Service Corporation requesting a 4.46% increase in its rates, effective June 29, 2007, for implementation as of February 1, 2008	) ) ) )

MEMORANDUM OF UNDERSTANDING

            This Memorandum of Understanding (the "MOU" or "Memorandum") sets forth the agreements reached between the Vermont Department of Public Service ("DPS" or the "Department"), and Central Vermont Public Service Corporation ("CVPS," "Central Vermont" or the "Company") (together, the "Parties"), regarding CVPS's rate increase request as filed with the Vermont Public Service Board ("PSB" or the "Board") in the above-referenced docket.

Introduction and Recitals

            1.     On May 15, 2007, CVPS filed a request for a retail rate increase of $12.414 million, or 4.46%, in annual revenues, based on a calendar 2006 test year. Direct testimony and workpapers describing the Company's request were included in the May 15, 2007 filing. On June 22, 2007, at the recommendation of the DPS, the Board suspended the Company's request and opened the instant investigation. On June 21, 2006, the Board convened a prehearing conference. On July 11, 2007, the Board issued its Prehearing Conference Memorandum, which set a schedule for the case. No Parties sought intervention in the docket. On July 13, 2007, the Board ordered implementation of the Protective Agreement, which was entered by CVPS and the DPS on July 6, 2007. A duly noticed public hearing was held August 13, 2007, utilizing the Vermont Interactive Television network system. By letters dated September 5, 2007, September 11, 2007, November 1, 2007, and November 8, 2007, CVPS requested extensions to and suspension of the schedule to facilitate settlement discussions with the DPS, which requests were granted by the Board. By letter dated November 21, 2007, CVPS provided notice to the Board that a settlement in principle had been reached. The Parties entered this Memorandum of Understanding incorporating the settlement in principle on November 29, 2007.

            2.     The DPS conducted informal and formal discovery relating to CVPS's filing.

            3.     The undersigned Parties have engaged in extended discussions and review with respect to CVPS's rate increase request.

            4.     The Parties agree to the settlement contained within this MOU.

Cost of Service

            5.    Rate increase and effective date: The undersigned Parties agree that a rate increase in CVPS's annual revenues from retail customers of approximately $6.402 million, or 2.3%, effective with bills rendered on or after February 1, 2008, will result in just and reasonable rates subject to the terms of this MOU.

            6.     Cost of Service: The detailed, line item settlement of CVPS's Cost of Service, rate base, and cost of capital are as set forth in Attachment 1. The Parties accept the attached Cost of Service, rate base, and cost of capital (Attachment 1) because the overall rate level established by this Memorandum will be just and reasonable subject to the terms and conditions hereof.

            7.     Domestic production gross receipts charge. This settlement will yield a domestic production gross receipts charge of $0.0137030/kWh. This rate is for the purpose of computing revenue to be used for calculating the domestic production activities deduction while these rates are in effect.

            8     ROE: The Company's allowed rate of return on common equity shall be 10.71%.

            9.     Tariff pages: CVPS shall file tariffs in conformance with the rates included in this MOU within five business days after a Board order approving the rate change.

            10.    Cow Power rate: The $0.04/kWh premium included in the "Cow Power" rate is a fixed amount which is not applied to CVPS's revenue requirement and is not calculated from the underlying CVPS Cost of Service or rate changes based thereon. Accordingly, the $0.04/kWh premium is not changed by the rate change proposed in this MOU. This MOU does not resolve whether the $0.04/kWh premium is still appropriate. CVPS will address this issue outside of this proceeding if the Board so requests.

Other Substantive Provisions

            11.    Schedule: The Parties propose the following schedule for the resolution of the docket to permit an effective date on February 1, 2008, on a bills rendered basis:

November 29, 2007	MOU filed with Board
December --, 2007	CVPS files supporting testimony
November 29, 2007 to hearing	Parties respond to any inquiries of Board
December --, 2007 or January, -- 2008 at [XXXX am, pm]	Technical Hearing
January --, 2008	Anticipated Board Order
December billing cycle	CVPS includes notice to customers with bill insert
February 1, 2008	Rates effective on a bills-rendered basis

            12.    Notice to customers: In order to provide notice of the rate increase to customers, CVPS shall include in its December bills to customers a notice, with form and content approved by the Department and the Board and in a size of least 3 3/8 inches by 5 5/8 inches. Pursuant to the approval of the Board and Department, the notice shall read:

CVPS, DPS reach agreement on small rate increase
CVPS and the Department of Public Service have agreed to a 2.3 percent rate increase to take effect with bills rendered in February, reduced from a 4.46 percent increase initially sought by CVPS.  The change must be approved by the Public Service Board.

We believe the settlement will provide CVPS with modest but adequate funds to improve customer service and reliability, while maintaining competitive rates compared to the rest of New England.  Working with the DPS, we reduced our initial request while committing to make substantial additional investments in tree trimming and system upgrades.

If approved, a residential customer using 500 kilowatt-hours per month would see an increase of $1.65, from $71.46 to $73.11.  The proposed rates would be 5.9 percent higher than rates in 1999.  By comparison, between 1999 and 2006, the Consumer Price Index has risen 21 percent, while the CPI for energy has risen almost 85 percent. For more information, visit www.cvps.com/settlement or call 800-649-2877 for a copy of the settlement.

12. Business Process Review:

            a.            Scope: In PSB Docket No. 7336, CVPS has proposed an Alternative Regulation Plan that includes cost controls and incentives for CVPS to operate efficiently. The DPS and CVPS desire an independent review of CVPS's business management and related business processes to assure that its cost controls are sufficiently challenging and that it is operating efficiently. Accordingly, CVPS will undertake a Business Process Review ("Review"). The scope of the Review will include but not be limited to the following areas:

    analysis and evaluation of management's execution and implementation of the Company's mission, vision and values;
    analysis and evaluation of managerial and decision-making processes to enhance cost efficiency and organizational productivity;
    the use of technology with a focus on its use to enhance productivity;
    organizational structure and staffing levels;
    organizational development plans and practices including succession planning;
    wage and salary structure including size and compensation of the Senior Officer team;
    the Company's response to regulatory input including its annual surveys, and ability and willingness to adapt based on such input;
    vehicle leasing/replacement program and associated financing;
    D&O insurance design and cost including coverage and limits;
    Other operational and managerial areas as mutually agreed by the Parties.

            b.            Process: Within 90 days following approval of this settlement in Docket No. 7321, CVPS will issue a Request for Proposal ("RFP") approved by the DPS for a management consultant ("consultant") to perform the Review in accordance with the scope set forth above. The RFP shall provide for DPS to receive copies of all proposals as well as all reports and deliverables produced by the consultant in connection with the Review. DPS and CVPS must agree on the selection of the consultant for the Review, and will jointly participate in development of the Review plan, oversight of the Review, and resolution of all issues regarding staffing, oversight, or other aspects of the conduct of the Review. In the event the DPS and CVPS cannot agree on the RFP, consultant, or other matters related to the Review, all options will be submitted to the PSB for final resolution. The foregoing notwithstanding, CVPS agrees that the contract for the Review will be issued within either 45 days following the receipt of proposals or within 10 days after resolution of any issues by the PSB, if necessary. The contract shall be between CVPS and the selected consultant, and neither DPS nor the State of Vermont shall bear any liability in connection with any aspect of the Review. The Protective Agreement entered into in this docket will apply to claims by CVPS of confidential treatment of documents and that the standard process used in discovery will apply to claims by CVPS of privilege or attorney work product.

            c.            Implementation: It is expected that CVPS will implement the recommendations made by the consultant performing the Review, provided that, if any of the recommendations are not considered reasonable by CVPS, CVPS will first consult with the DPS to resolve any issues, and, if that consultation does not lead to a mutual agreement, CVPS must submit the issue to the PSB for resolution.

            d.             (i) Recovery of costs: The DPS agrees to support rate recovery of the cost of the Review (which may require the granting of an Accounting Order or other approval in this docket to authorize the deferral of costs of the Review). The support of recovery by the DPS in this subparagraph (d) may be voided in the event of: (i) a failure or refusal by CVPS to follow the process set forth in Paragraph 1(c) above; (ii) a failure of CVPS to fully cooperate with the consultant; or (iii) imprudent or unreasonable conduct by CVPS in connection with the Review.

                        (ii) Request for specific order: The Parties request that the Board include in its Order in this docket a provision allowing the Company to book and defer the Company's costs relating to the Business Process Review as a regulatory asset for recovery from ratepayers in a future proceeding, and providing that the support of recovery of such costs by the DPS may be voided in the event of: (i) a failure or refusal by CVPS to follow the process set forth in paragraph 12(c) of the Memorandum of Understanding ; (ii) a failure of CVPS to fully cooperate with the consultant; or (iii) imprudent or unreasonable conduct by CVPS in connection with the Review.

            e.            Vehicle Fleet: As part of the Review, CVPS's vehicle leasing/replacement program and associated financing will be reviewed to determine if CVPS's current practice of leasing vehicles is efficient or should be changed. Pending completion of the Review and any resulting recommendations, DPS reserves the right to recommend to the PSB that CVPS complete an actual cost benefit analysis for each of the actual vehicles being added (which would be backed up with documented purchase and bid quotes from the vendors which were selected from competitive bidding).

            13.     Earnings Cap:

            a. Cap: (i) Pending adoption of an Alternative Regulation Plan or an order in a future rate case, an earnings cap of 10.71% ROE shall be in effect. Presuming the rate increase is effective on a bills-rendered basis February 1, 2008, this earnings cap shall be pro rated for the period from January 1, 2008 until the effective date of an Alternative Regulation Plan or an order in a future rate case. If the rate increase is effective on a service-rendered basis February 1, 2008, this earnings cap shall be pro rated for the period from February 1, 2008 until the effective date of an Alternative Regulation Plan or an order in a future rate case. (If the rates are effective on a different date, the Earnings Cap start date above shall be changed accordingly.) If no Alternative Regulation Plan is implemented or no order in a future rate case is issued, the earnings cap shall remain in place.

            (ii) The methods for calculating the earnings cap and pro-rating any portion of a year in which the earnings cap is applicable shall be consistent with the provisions set forth in the Memorandum of Understanding between the Department and the Company in Docket No. 7191 ("7191 MOU")

            b. 2007 Incentive: For purposes of calculating compliance with the earnings cap, in addition to the regular rate making adjustments, the amount of the incentive compensation payout to CVPS employees (for 2007 performance) shall be limited to the lesser of the dollar amount included in the rate filing ($606,778) or actual payout.

            14.     Operational Restrictions:

            a. Employee Levels for Rate Case Purposes: There will be no new net additions beyond 540 (530 as of 12/31/06 plus 10 that are included in this rate case) to full time employee equivalents included for recovery in subsequent rate case filings, pending completion of the Review.

            b. Incentive Levels for Rate Case Purposes: For subsequent rate case filings, CVPS will continue to exclude 100% of officers' incentive compensation and 50% of employees' actual incentive compensation, until the Company returns to investment grade. Nothing in this subparagraph 14(b) shall preclude the DPS from seeking or requesting the same or a changed exclusion of officers' incentives in any future docket.

            c. Officer Compensation for Rate Case Purposes: For subsequent rate case filings, officers' base salary percentage increases to be included in rates shall not exceed the percentage union increase for base pay reflected in this COS filing, until the Company returns to investment grade. Nothing in this subparagraph 14(c) shall preclude the DPS from seeking or requesting the same or changed officers' base salary percentage increases to be included in rates in any future docket.

            15.     Plant Additions Documentation: CVPS and the DPS agree that plant addition costs for electric utility rate filings should be supported by a known and consistently applied set of guidelines. These guidelines are contained in PSB rate orders, and require that outside contractors and material purchases should be supported by documentation in the form of quotes, estimates and/or recent invoices for the same item.  Internal costs should be supported by costs for similar projects that have been completed.

            16.     Integration with Alternative Regulation Plan: The Parties acknowledge and agree that, for purposes of CVPS's Alternative Regulation Plan filing in Docket No. 7336, the authorized ROE immediately preceding the Alternative Regulation effective date shall be considered to be 10.71%. Further, in consideration of this settlement, CVPS and DPS agree that, upon the effective date of CVPS's filed Alternative Regulation Plan, as may be approved in Docket No. 7336, the authorized ROE shall be 10.21% and the attached Cost of Service (Attachment 2) shall be adopted resulting in a rate decrease of .5% ($1,379,000). Other than this express provision, nothing in this settlement of Docket No. 7321 is intended to affect, modify or prejudice the position of either party with respect to the terms of CVPS's Alternative Regulation Plan, as filed.

            All else being equal, this Docket No. 7321 settlement would result in the following, upon the adoption of CVPS's Alternative Regulation Plan:

Under Alternative Regulation Increase in revenue requirement ROE WACC DPS Adjustments total	$5,023 10.21% 8.25% $7,391	1.8% 59.6%

            17.     Alternative Regulation Litigation Schedule: The Parties acknowledge that implementation of a reasonable Alternative Regulation Plan for CVPS is desirable. Accordingly, Alternative Regulation items not resolved by December 31, 2007, will be submitted for PSB resolution in docket No. 7336 so that implementation of the Plan is not unduly delayed. The Parties further acknowledge that the following items are the primary sources of disagreement between the Parties: (i) the formulation of the cost caps (uni-cap and sub-cap) related to total overall costs including power and non-power costs, and (ii) the formulation of the dead bands and sharing bands.

            18.     Carryover provisions: The following provisions of the 7191 MOU shall remain in effect:

            a. Decommissioning costs: If the decommissioning costs for Yankee Atomic, Connecticut Yankee, or Maine Yankee increase or decrease from levels now projected for 2008 and subsequent years (as shown in CVPS's filing in this case), CVPS shall notify the Board and Department.

            b. Net salvage: Pursuant to paragraph 13 of the March 29, 2005 Order in Docket Nos. 6946 and 6988, at 172, CVPS shall continue to follow the recording and reporting requirements of FERC Order 631 for Vermont jurisdictional ratemaking purposes. CVPS shall track and report its prior and future net salvage collections in a separate subsidiary account. CVPS shall show this separate account in future cost-of-service filings.

            c. Tree trimming and pole treating: The tree trimming and pole treating expenditures and reporting requirements in paragraphs 15 and 16 of the March 29, 2005 Order in Docket Nos. 6946 and 6988, at 172, shall continue to apply, with the annual tree trimming amount adjusted to $9,742,265 and the annual pole treating amount adjusted to $510,500 to reflect the increased costs shown in CVPS's filing in this docket.

            d. Regulatory assets and liabilities: CVPS shall continue the policy adopted in the Order entered March 29, 2005 in Docket Nos. 6946 and 6988: upon the expiration of a regulatory asset or liability, the corresponding rate revenue shall be booked as a reverse amortization in an opposing regulatory liability or asset account.

            e. Power cost witnesses: When Central Vermont prefiles its testimony and exhibits in support of subsequent rate changes, it may include forecasts and projections from third party power suppliers (e.g., Millstone, McNeil, etc.) in the testimony of its in-house power cost witness(es), in accordance with the provisions of the 7191 MOU.

            f.. Methods, practices and procedures: Other than specifically addressed in this MOU, nothing in this MOU seeks approval of, or represents agreement on, the methods, practices and procedures concerning the construction of the CVPS Cost of Service.

General Provisions

            19.     This MOU provides a final resolution to all issues in this proceeding regarding CVPS's request to increase rates, except as specifically discussed herein.

            20.     This MOU shall become effective upon the issuance of approval by the PSB in the manner contemplated herein.

            21.     Other than as specifically provided in paragraphs 16 and 17 hereof (relating to Docket No. 7336 matters), the Parties agree that this MOU and any Order approving this MOU relate only to these Parties and should not be construed by any party or tribunal as having precedential or any other impact on proceedings involving other utilities. The Parties have made compromises on specific issues to reach this MOU. The MOU and any Order approving this MOU shall not be construed by any party or tribunal as having precedential impact on any future proceedings involving the Parties (other than as specifically provided in paragraphs 16 and 17 hereof) except as necessary to ensure implementation of this MOU or to enforce an order of the PSB resulting from this MOU. Other than as specifically provided in paragraphs 16 and 17 hereof, the Parties reserve the right in future proceedings to advocate positions that differ from those set forth in this MOU, and this MOU and any Order approving this MOU may not in any future proceeding be used against any party except as necessary to enforce rights and obligations under this MOU or to enforce an order of the PSB resulting from this MOU.

            22.     Except as otherwise provided for herein, the Parties agree that this Memorandum shall be effective, and shall bind the Parties hereto, only if the Public Service Board issues an order in this docket containing terms substantially consistent with this MOU in all respects.

            23.     The Parties agree that should the Board fail to approve the MOU substantially in its entirety, the Parties' agreements set forth herein shall terminate if so requested by either Party, in which case, the Parties shall have the right to file additional prefiled testimony on all issues in the above referenced docket and the Parties' agreements shall not be construed by any party or tribunal as having precedential impact on any future testimony or positions which may be advanced in these proceedings.

            24.     The DPS shall support this MOU and issuance of the orders contemplated herein to the extent consistent with its obligations under Title 30, Vermont Statutes Annotated.

            DATED at Montpelier, Vermont this 29th day of November, 2007.

By: By:

VERMONT DEPARTMENT OF
    PUBLIC SERVICE

 /s/ Geoffrey Commons, Esq.
Geoffrey Commons, Esq.
Special Counsel

CENTRAL VERMONT PUBLIC
    SERVICE CORPORATION

 /s/ Kenneth C. Picton, Esq.
Kenneth C. Picton, Esq.
Assistant General Counsel

Rate Case Settlement November 19, 2007 Docket No. 7321 Schedule 1
CENTRAL VERMONT PUBLIC SERVICE CORPORATION COST OF SERVICE TEST YEAR ENDED December 31, 2006 (000's Omitted)
(A)	(B)	(C)	(D)	(E)	(F)
Line No. ----	Description --------------	Per Books -----------	Adjustments -------------	Adjusted Cost of Service -----------
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45

Operating Expenses
  Purchased Power, net
  Production
  Transmission
  Distribution
  Customer Accounting
  Customer Service and Information
  Sales
  Administrative and General
  Depreciation & Amortization
  Amortization of Property Losses
  Taxes - Federal and State
             - Municipal
             - Other, excluding Revenue Taxes

Total Operating Expenses
Return on Utility Rate Base

Total Cost of Service Before Credits

Less:
  Equity in Earnings of Affiliates
  Other Operating Expenses
  Interest Income - Line Extensions

Allocable Cost of Service
Less:
  Costs Allocated to Wholesale

Cost of Service to Ultimate Consumers
Accounts Correcting for Efficiency

Adjusted Cost of Service to Ultimate Consumers
Uncollectible Accounts - Rate Year

Readjusted Cost of Service to Ulti. Consumers
Gross Revenue & Fuel Gross Receipts Taxes

Total Cost of Service to Ultimate Consumers

Revenue from Ultimate Consumers

Revenue Deficiency from Ultimate Consumers

Rate Increase Percent

$116,412
12,138
17,096
26,538
6,041
1,117
74
33,419
16,498
0
8,569
9,007
2,665
----------
$249,574
24,629
----------
$274,203

3,240
7,829
0
----------
$263,134

2,500
----------
$260,634
73
----------
$260,707
0
----------
$260,707
2,685
----------
$263,392

$11,513
(1,251)
10,652
5,213
(1,887)
1
3
873
(975)
0
2,572
410
84
----------
$27,208
4,601
----------
$31,809

12,164
(616)
0
----------
$20,261

192
----------
$20,069
(73)
----------
$19,996
1,174
----------
$21,170
162
----------
$21,332

$127,925
10,887
27,748
31,751
4,154
1,118
77
34,292
15,523
0
11,141
9,417
2,749
----------
$276,782
29,230
----------
$306,012

15,404
7,213
0
----------
$283,395

2,692
----------
$280,703
0
----------
$280,703
1,174
----------
$281,877
2,847
----------
$284,724

278,322
----------
$6,402

2.30%

8.50% 0.95%
Rate Case Settlement November 19, 2007 Docket No. 7321 Schedule 1
CENTRAL VERMONT PUBLIC SERVICE CORPORATION RATE BASE TEST YEAR ENDED December 31, 2006 (000's Omitted)
(A)	(B)	(C)	(D)	(E)
Line No. ----	Description --------------	13 Month Average Per Books -----------	Adjustments -------------	Adjusted Rate Base -----------
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38

  Production
  Joint Ownership
  Transmission
  Distribution
  General

Subtotal
  Acquisition Adjustment
  Rochester HQ Contract Purchase
  Asset Retirement Oblig. Change from Test Year

           Utility Plant in Service

  Plant Held for Future Use
  Capital Expense
  Investment in Affiliates
  Construction Work in Progress
  TY 2006 Millstone 3 Energy
  TY 2006 Millstone 3 Capacity
  RY 2008-9 Millstone 3 Energy
  RY 2008-9 Millstone 3 Capacity
  Working Capital Allowance
  VPSB Accounting Orders

  Company Financed Line Extensions
  Less:
    Accumulated Depreciation
     Accumulated Deferred Income Taxes
     Accumulated Deferred Investment Tax Credits
     Customer Advances for Construction
     Accrued Pension Expense
     Acc. Post-Ret. Medical Expense FAS 106
     Acc. Other Post-Employment Ben. Exp. FAS 112
     Customer Deposits
     1991 VY CPR Rebate
     Other Current Liabilities

           Total Rate Base

$47,275 112,216 40,956 266,589 45,353 ---------- $512,389 (78) 6 0 ---------- $512,317 43 0 25,264 8,783 693 230 0 0 22,407 0 49 234,822 31,472 3,642 15 6,407 802 1,787 811 272 0 ---------- $289,756

$9,783
(1,830)
3,587
20,939
(6,887)
----------
$25,592
(864)
10
(598)
----------
$24,140

0
2,343
68,160
(2,356)
(693)
(230)
380
297
1,214
(1,383)

0

18,365
21,662
0
0
(6,364)
(626)
774
0
(101)
4,034
----------
$54,128

$57,058
110,386
44,543
287,528
38,466
----------
$537,981
(942)
16
(598)
----------
$536,457

43
2,343
93,424
6,427
0
0
380
297
23,621
(1,383)

49

253,187
53,134
3,642
15
43
176
2,561
811
171
4,034
----------
$343,884

Rate Case Settlement November 19, 2007 Docket No. 7321 Schedule 1
	CENTRAL VERMONT PUBLIC SERVICE CORPORATION COST OF SERVICE At February 1, 2008 (000's Omitted)
1				Effective Tax Rate =		40.525%
2 3 4		Adjusted -----------	Proportion -------------	Cost Rate -----------	Weighted % -----------	Pre Tax % -----------
5 6 7 8 9	Long-Term Debt Preferred Stock Common Equity Total	$176,750 10,054 186,933 ---------- $373,737	47.29% 2.69% 50.02% ---------- 100.00%	6.35% 5.32% 10.71%	3.00% 0.14% 5.36% ---------- 8.50%	3.00% 0.24% 9.01% ---------- 12.25%
Rate Case Settlement November 19, 2007 Docket No. 7321
COS Adjustment No. 34 VPSB Accounting Orders
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45

Regulatory Assets (Account 1823)
Dkt 5980 DUP DSM
Dkt 6270 Independent Power Producers
Dkt 6330 Retail Choice Petition
Dkt 6946/6988 Incremental Yankee Atomic Decom.
Dkt 6946/6988 VY Sales Costs
Dkt 6946/6988 VY Fuel Rod Repair
Tree Trimming uncollection recovered in Docket 7191
SFAS 158 Transition Expense (5th Quarter 2208)
Asset Retirement Obligation

Unrecovered Plant and Regulatory Study Costs (Account 1822)
2006 Depreciation Study

Miscellaneous Deferred Debits (Account 1860)
Dkt6946/6988 Tree Trimming/Pole treating underc.

Total Regulatory Assets & Misc. Deferred Debits

Less:
Regulatory Liabilities (Account 2540)
Dkt 6062 VEPPI Cost Mitigation Rebate & Dkt 6270
Dkt 6460 Millstone Decommissioning Amount Non-pay
Dkt 5800 Brockway Mills Refund
Dkt 6270 Non Petitioning Utilities Cost Reimb.
Dkt 6460/6988 Earnings Cap
NEIL Insurance refund re Millstone
Dkt 6946/6988 CVEC gain
Reverse Amortization - Dkt 5980 DUP ACE
Emission Allowances/RECs/CFIs
VY IRS settlement
Envronmental Reserve Adjustment
Maine Yankee Decommissioning Incentive
Prov for Rate Refund (VY Accting Order Dkt 7191)
Accounts Payable DPS_NYPA agreement
ENVY transformer fire settlement

Total Regulatory Liabilities

Net Regulatory Assets/Liabilities

Per Books
Amortization
----------------

$0
47,268
2,052
517,728
1,984,800
923,580
0
0
0

0

0
----------------
$3,475,428

187,161
127,554
53,688
106,392
3,842,676
0
2,216,328
(72,915)
0
0
0
0
0
0
0
----------------
$6,460,884

----------------
($2,985,456)

Rate Year
Amortization
----------------

$7,418
0
0
0
0
0
84,275
320,000
30,220

13,364

138,152
----------------
$593,429

0
0
0
0
640,445
95,158
0
0
307,874
362,759
923,593
27,000
846,267
108,688
243,696
----------------
$3,555,480

----------------
($2,962,051)

Adjustment
--------------

$7,418
(47,268)
(2,052)
(517,728)
(1,984,800)
(923,580)
84,275
320,000
30,220

13,364

138,152
--------------
($2,881,999)

(187,161)
(127,554)
(53,688)
(106,392)
(3,202,231)
95,158
(2,216,328)
72,915
307,874
362,759
923,593
27,000
846,267
108,688
243,696
--------------
($2,905,404)

--------------
$23,405

Rate Case Settlement November 19, 2007 Docket No. 7321
COS Adjustment No. 34 VPSB Accounting Orders
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47

Regulatory Assets (Account 1823)
Dkt 5980 DUP DSM
Dkt 6270 Independent Power Producers
Dkt 6330 Retail Choice Petition
Dkt 6946/6988 Incremental Yankee Atomic Decom.
Dkt 6946/6988 VY Sales Costs
Dkt 6946/6988 VY Fuel Rod Repair
Tree Trimming uncollection recovered in Docket 7191
SFAS 158 Transition Expense (5th Quarter 2208)
Asset Retirement Obligation

Unrecovered Plant and Regulatory Study Costs (Account 1822)
2006 Depreciation Study

Miscellaneous Deferred Debits
Dkt6946/6988 Tree Trimming/Pole treating underc.

Total Regulatory Assets & Misc. Deferred Debits

Less:
Regulatory Liabilities
Dkt 6062 VEPPI Cost Mitigation Rebate & Dkt 6270
Dkt 6460 Millstone Decommissioning Amount Non-pay
Dkt 5800 Brockway Mills Refund
Dkt 6270 Non Petitioning Utilities Cost Reimb.
Dkt 6460/6988 Earnings Cap
NEIL Insurance refund re Millstone
Dkt 6946/6988 CVEC gain
Reverse Amortization - Dkt 5980 DUP ACE
Emission Allowances/RECs/CFIs
VY IRS settlement
Environmental Reserve Adjustment
Maine Yankee Decommissioning Incentive

Prov for Rate Refund (VY Accting Order Dkt 7191)
Accounts Payable DPS_NYPA agreement
ENVY transformer fire settlement

Total Regulatory Liabilities

Net Regulatory Assets/Liabilities

Adjustment
-------------

$7,418
(47,268)
(2,052)
(517,728)
(1,984,800)
(923,580)
84,275
320,000
30,220

13,364

138,152
----------
($2,881,999)

(187,161)
(127,554)
(53,688)
(106,392)
(3,202,231)
95,158
(2,216,328)
72,915
307,874
362,759
923,593
27,000

846,267
108,688
243,696
----------
($2,905,404)

----------
$23,405

Production
------------

($47,268)

(517,728)
(1,984,800)
(923,580)

----------
($3,473,376)

(187,161)
(127,554)
(53,688)
(106,392)

95,158
(2,216,328)

307,874
362,759

27,000

108,688
243,696
----------
($1,545,948)

----------
($1,927,428)

		Customer Service ------------- $7,418 ---------- $7,418 ---------- $0 ---------- $7,418	Distribution -------------- 84,275 $138,152 ---------- $222,427 ---------- $0 ---------- $222,427	Admin & General ------------- ($2,052) 320,000 30,220 13,364 ---------- $361,532 ($3,202,231) 923,593 846,267 ---------- ($1,432,371) ---------- $1,793,903	ACE ---------- 72,915 ---------- $72,915 ---------- ($72,915)
Alt Reg Settlement November 19, 2007 Docket No. 7321 Schedule 1
CENTRAL VERMONT PUBLIC SERVICE CORPORATION COST OF SERVICE TEST YEAR ENDED December 31, 2006 (000's Omitted)
(A)	(B)	(C)	(D)	(E)	(F)
Line No. ----	Description --------------	Per Books -----------	Adjustments -------------	Adjusted Cost of Service -----------
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45

Operating Expenses
  Purchased Power, net
  Production
  Transmission
  Distribution
  Customer Accounting
  Customer Service and Information
  Sales
  Administrative and General
  Depreciation & Amortization
  Amortization of Property Losses
  Taxes - Federal and State
             - Municipal
             - Other, excluding Revenue Taxes

Total Operating Expenses
Return on Utility Rate Base

Total Cost of Service Before Credits

Less:
  Equity in Earnings of Affiliates
  Other Operating Expenses
  Interest Income - Line Extensions

Allocable Cost of Service
Less:
  Costs Allocated to Wholesale

Cost of Service to Ultimate Consumers
Accounts Correcting for Efficiency

Adjusted Cost of Service to Ultimate Consumers
Uncollectible Accounts - Rate Year

Readjusted Cost of Service to Ulti. Consumers
Gross Revenue & Fuel Gross Receipts Taxes

Total Cost of Service to Ultimate Consumers

Revenue from Ultimate Consumers

Revenue Deficiency from Ultimate Consumers

Rate Increase Percent

$116,412
12,138
17,096
26,538
6,041
1,117
74
33,419
16,498
0
8,569
9,007
2,665
----------
$249,574
23,905
----------
$273,479

3,240
7,829
0
----------
$262,410

2,493
----------
$259,917
73
----------
$259,990
0
----------
$259,990
2,685
----------
$262,675

$11,513
(1,251)
10,652
5,213
(1,887)
1
3
945
(975)
0
1,986
410
84
----------
$26,694
4,466
----------
$31,160

12,164
(616)
0
----------
$19,612

186
----------
$19,426
(73)
----------
$19,353
1,169
----------
$20,522
148
----------
$20,670

$127,925
10,887
27,748
31,751
4,154
1,118
77
34,364
15,523
0
10,555
9,417
2,749
----------
$276,268
28,371
----------
$304,639

15,404
7,213
0
----------
$282,022

2,679
----------
$279,343
0
----------
$279,343
1,169
----------
$280,512
2,833
----------
$283,345

278,322
----------
$5,023

1.80%

8.25% 0.95%
Alt Reg Settlement November 19, 2007 Docket No. 7321 Schedule 1
CENTRAL VERMONT PUBLIC SERVICE CORPORATION RATE BASE TEST YEAR ENDED December 31, 2006 (000's Omitted)
(A)	(B)	(C)	(D)	(E)
Line No. ----	Description --------------	13 Month Average Per Books -----------	Adjustments -------------	Adjusted Rate Base -----------
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38

  Production
  Joint Ownership
  Transmission
  Distribution
  General

Subtotal
  Acquisition Adjustment
  Rochester HQ Contract Purchase
  Asset Retirement Oblig. Change from Test Year

           Utility Plant in Service

  Plant Held for Future Use
  Capital Expense
  Investment in Affiliates
  Construction Work in Progress
  TY 2006 Millstone 3 Energy
  TY 2006 Millstone 3 Capacity
  RY 2008-9 Millstone 3 Energy
  RY 2008-9 Millstone 3 Capacity
  Working Capital Allowance
  VPSB Accounting Orders

  Company Financed Line Extensions
  Less:
    Accumulated Depreciation
     Accumulated Deferred Income Taxes
     Accumulated Deferred Investment Tax Credits
     Customer Advances for Construction
     Accrued Pension Expense
     Acc. Post-Ret. Medical Expense FAS 106
     Acc. Other Post-Employment Ben. Exp. FAS 112
     Customer Deposits
     1991 VY CPR Rebate
     Other Current Liabilities

           Total Rate Base

$47,275 112,216 40,956 266,589 45,353 ---------- $512,389 (78) 6 0 ---------- $512,317 43 0 25,264 8,783 693 230 0 0 22,407 0 49 234,822 31,472 3,642 15 6,407 802 1,787 811 272 0 ---------- $289,756

$9,783
(1,830)
3,587
20,939
(6,887)
----------
$25,592
(864)
10
(598)
----------
$24,140

0
2,343
68,160
(2,356)
(693)
(230)
380
297
1,217
(1,383)

0

18,365
21,662
0
0
(6,364)
(626)
774
0
(101)
4,034
----------
$54,131

$57,058
110,386
44,543
287,528
38,466
----------
$537,981
(942)
16
(598)
----------
$536,457

43
2,343
93,424
6,427
0
0
380
297
23,624
(1,383)

49

253,187
53,134
3,642
15
43
176
2,561
811
171
4,034
----------
$343,887

Alt Reg Settlement November 19, 2007 Docket No. 7321 Schedule 1
	CENTRAL VERMONT PUBLIC SERVICE CORPORATION COST OF SERVICE At February 1, 2008 (000's Omitted)
1				Effective Tax Rate =		40.525%
2 3 4		Adjusted -----------	Proportion -------------	Cost Rate -----------	Weighted % -----------	Pre Tax % -----------
5 6 7 8 9	Long-Term Debt Preferred Stock Common Equity Total	$176,750 10,054 186,933 ---------- $373,737	47.29% 2.69% 50.02% ---------- 100.00%	6.35% 5.32% 10.21%	3.00% 0.14% 5.11% ---------- 8.25%	3.00% 0.24% 8.59% ---------- 11.83%
Alt Reg Settlement November 19, 2007 Docket No. 7321
COS Adjustment No. 34 VPSB Accounting Orders
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45

Regulatory Assets (Account 1823)
Dkt 5980 DUP DSM
Dkt 6270 Independent Power Producers
Dkt 6330 Retail Choice Petition
Dkt 6946/6988 Incremental Yankee Atomic Decom.
Dkt 6946/6988 VY Sales Costs
Dkt 6946/6988 VY Fuel Rod Repair
Tree Trimming uncollection recovered in Docket 7191
SFAS 158 Transition Expense (5th Quarter 2208)
Asset Retirement Obligation

Unrecovered Plant and Regulatory Study Costs (Account 1822)
2006 Depreciation Study

Miscellaneous Deferred Debits (Account 1860)
Dkt6946/6988 Tree Trimming/Pole treating underc.

Total Regulatory Assets & Misc. Deferred Debits

Less:
Regulatory Liabilities (Account 2540)
Dkt 6062 VEPPI Cost Mitigation Rebate & Dkt 6270
Dkt 6460 Millstone Decommissioning Amount Non-pay
Dkt 5800 Brockway Mills Refund
Dkt 6270 Non Petitioning Utilities Cost Reimb.
Dkt 6460/6988 Earnings Cap
NEIL Insurance refund re Millstone
Dkt 6946/6988 CVEC gain
Reverse Amortization - Dkt 5980 DUP ACE
Emission Allowances/RECs/CFIs
VY IRS settlement
Envronmental Reserve Adjustment
Maine Yankee Decommissioning Incentive
Prov for Rate Refund (VY Accting Order Dkt 7191)
Accounts Payable DPS_NYPA agreement
ENVY transformer fire settlement

Total Regulatory Liabilities

Net Regulatory Assets/Liabilities

Per Books
Amortization
----------------

$0
47,268
2,052
517,728
1,984,800
923,580
0
0
0

0

0
----------------
$3,475,428

187,161
127,554
53,688
106,392
3,842,676
0
2,216,328
(72,915)
0
0
0
0
0
0
0
----------------
$6,460,884

----------------
($2,985,456)

Rate Year
Amortization
----------------

$7,418
0
0
0
0
0
84,275
320,000
30,220

13,364

138,152
----------------
$593,429

0
0
0
0
640,445
95,158
0
0
307,874
362,759
923,593
27,000
846,267
108,688
243,696
----------------
$3,555,480

----------------
($2,962,051)

Adjustment
--------------

$7,418
(47,268)
(2,052)
(517,728)
(1,984,800)
(923,580)
84,275
320,000
30,220

13,364

138,152
--------------
($2,881,999)

(187,161)
(127,554)
(53,688)
(106,392)
(3,202,231)
95,158
(2,216,328)
72,915
307,874
362,759
923,593
27,000
846,267
108,688
243,696
--------------
($2,905,404)

--------------
$23,405

Alt Reg Settlement November 19, 2007 Docket No. 7321
COS Adjustment No. 34 VPSB Accounting Orders
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47

Regulatory Assets (Account 1823)
Dkt 5980 DUP DSM
Dkt 6270 Independent Power Producers
Dkt 6330 Retail Choice Petition
Dkt 6946/6988 Incremental Yankee Atomic Decom.
Dkt 6946/6988 VY Sales Costs
Dkt 6946/6988 VY Fuel Rod Repair
Tree Trimming uncollection recovered in Docket 7191
SFAS 158 Transition Expense (5th Quarter 2208)
Asset Retirement Obligation

Unrecovered Plant and Regulatory Study Costs (Account 1822)
2006 Depreciation Study

Miscellaneous Deferred Debits
Dkt6946/6988 Tree Trimming/Pole treating underc.

Total Regulatory Assets & Misc. Deferred Debits

Less:
Regulatory Liabilities
Dkt 6062 VEPPI Cost Mitigation Rebate & Dkt 6270
Dkt 6460 Millstone Decommissioning Amount Non-pay
Dkt 5800 Brockway Mills Refund
Dkt 6270 Non Petitioning Utilities Cost Reimb.
Dkt 6460/6988 Earnings Cap
NEIL Insurance refund re Millstone
Dkt 6946/6988 CVEC gain
Reverse Amortization - Dkt 5980 DUP ACE
Emission Allowances/RECs/CFIs
VY IRS settlement
Environmental Reserve Adjustment
Maine Yankee Decommissioning Incentive

Prov for Rate Refund (VY Accting Order Dkt 7191)
Accounts Payable DPS_NYPA agreement
ENVY transformer fire settlement

Total Regulatory Liabilities

Net Regulatory Assets/Liabilities

Adjustment
-------------

$7,418
(47,268)
(2,052)
(517,728)
(1,984,800)
(923,580)
84,275
320,000
30,220

13,364

138,152
----------
($2,881,999)

(187,161)
(127,554)
(53,688)
(106,392)
(3,202,231)
95,158
(2,216,328)
72,915
307,874
362,759
923,593
27,000

846,267
108,688
243,696
----------
($2,905,404)

----------
$23,405

Production
------------

($47,268)

(517,728)
(1,984,800)
(923,580)

----------
($3,473,376)

(187,161)
(127,554)
(53,688)
(106,392)

95,158
(2,216,328)

307,874
362,759

27,000

108,688
243,696
----------
($1,545,948)

----------
($1,927,428)

		Customer Service ------------- $7,418 ---------- $7,418 ---------- $0 ---------- $7,418	Distribution -------------- 84,275 $138,152 ---------- $222,427 ---------- $0 ---------- $222,427	Admin & General ------------- ($2,052) 320,000 30,220 13,364 ---------- $361,532 ($3,202,231) 923,593 846,267 ---------- ($1,432,371) ---------- $1,793,903	ACE ---------- 72,915 ---------- $72,915 ---------- ($72,915)